UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	July 6, 2021

First Bancorp
(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

300 SW Broad Street,
Southern Pines,	NC	28387
(Address of Principal Executive Offices)		(Zip Code)

(910) 246-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered:
Common Stock, No Par Value	FBNC	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

First Bancorp
INDEX

Page

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.	3

Signatures	3

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 6, 2021, the Boards of Directors of First Bancorp and First Bank appointed Dexter V. Perry to the Boards of Directors of First Bancorp and First Bank.

Mr. Perry, age 51, is a Certified Financial Planner and a registered Investment Advisor Representative with One Providence Capital, LLC, a registered Investment Adviser Firm based in Cary, N.C. He began his career as a consumer bank manager and investment sales producer with First Union National Bank. After earning a Bachelor of Arts degree in Economics from Duke University in 1991, Mr. Perry served on the Board of Trustees of the N.C. Supplemental Retirement Plan, chairing the audit committee and the investment subcommittee, the latter of which was charged with overseeing and monitoring plan assets in excess of $6 billion and reviewing the investment manager performance of over 25 individual mandates stipulated by the plan. Mr. Perry also served for three years on the board of directors for the John Rex Endowment, also serving as a member of its finance committee, which oversaw investment assets of over $75 million. He also served on the credit committee for Generations Community Credit Union in Durham, NC until its merger with Self-Help Credit Union, in 2014, and served on the boards of directors of Mechanics & Farmers Bank, Durham, NC, and its holding company, M&F Bancorp, Inc. from 2018 until June 2021.

Richard H. Moore, Chief Executive Officer of First Bancorp, said, “We are pleased to have Dexter join our boards and look forward to leveraging his experience in the banking and finance industry. We believe Dexter will be an outstanding addition.”

Mr. Perry has been appointed to First Bancorp’s audit committee, compensation committee, and nominating and corporate governance committee, and First Bank’s executive committee. Compensatory arrangements for Mr. Perry will be consistent with the previously disclosed standard arrangements for non-employee directors of First Bancorp, as described on page 35 of the company’s proxy statement for its 2021 annual meeting of shareholders filed with the Securities and Exchange Commission on March 23, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST BANCORP

July 6, 2021	By:	/s/ Richard H. Moore
Richard H. Moore
Chief Executive Officer

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